Exhibit 10.4

SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY (this “Agreement”), dated as of August 26, 2022, is made by and among each of the undersigned Guarantors (collectively, the “Guarantors” and each of them a “Guarantor”) and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, as agent for the Holders (as defined below) (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, in consideration of the substantial direct and indirect benefits derived by each Guarantor from the loans and other extensions of credit made or to be made by the entities identified as holders (the “Holders”) in the Senior Secured Convertible Notes due February 26, 2025, of Genius Group Limited, a Singapore public limited company (“Issuer”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Notes”) issued by Issuer on the date hereof pursuant to the Securities Purchase Agreement of even date herewith, by and among the Issuer and the buyers signatory thereto (the “Purchase Agreement”), the parties hereby agree as follows:

Article I
Definitions

Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Purchase Agreement. In addition, for purposes of this Agreement, the following terms shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Agent” has the meaning set forth in the Preamble hereof.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization or similar debtor relief laws of the United States, Singapore and other applicable jurisdictions in effect from time to time.

“Extensions of Credit” means the present and future loans made to the Issuer by the Holders as evidenced by the Notes issued under the Purchase Agreement.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

“Holders” has the meaning specified in the recitals.

“Indemnitee” has the meaning specified in Section 6.02.

“Issuer” has the meaning specified in the recitals.

“Notes” has the meaning specified in the recitals.

“Note Parties” means the Issuer and the Guarantors.

“Obligations” has the meaning specified in Section 2.01(c).

“Purchase Agreement” has the meaning specified in the recitals.

“Related Parties” means, with respect to any Person, such Person’s directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Person (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons.

“Termination Date” has the meaning specified in Section 6.06.

Article II
Agreement to Guarantee Obligations

Section 2.01          Guaranty. Each Guarantor, hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

(a)            the due and prompt payment by the Issuer of:

(i)            all present and future obligations of the Issuer under the Notes (whether issued and outstanding on the date hereof or issued after the date hereof), including, without limitation, the principal of and premium, if any, and interest at the rate specified in the Notes (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding (“Post-Petition Interest”)) on the Extensions of Credit, when and as due, whether at scheduled maturity, date set for prepayment, by acceleration or otherwise, and

(ii)            all other present and future monetary obligations of the Issuer to the Holders under the Transaction Documents, when and as due, including fees, costs, expenses (including, without limitation, reasonable and documented fees and expenses of counsel incurred by the Collateral Agent or any Holder in enforcing any rights under this Agreement or any other Transaction Document), contract causes of action and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); and

(b)            the due and prompt performance of all covenants, agreements, obligations and liabilities of the Issuer under or in respect of the Transaction Documents; and

(c)            all such obligations in subsections (a) through (b), whether now or hereafter existing, being referred to collectively as the “Obligations”. Each Guarantor further agrees that all or part of the Obligations may be increased, extended, substituted, amended, renewed or otherwise modified without notice to or consent from any such Guarantor and such actions shall not affect the liability of any such Guarantor hereunder. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by any other Note Party to the Holders or the Collateral Agent under or in respect of the Purchase Agreement, the Notes and the other Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.03).

Section 2.02          Reinstatement. Each Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Obligation is rescinded or must otherwise be returned by the Holders or any other Person upon the insolvency, bankruptcy or reorganization of the Issuer or any other Note Party or otherwise.

Section 2.03          Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 4.01. The provisions of this Section 2.03 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the Holders, and each Guarantor shall remain liable for the Obligations up to the maximum liability of such Guarantor hereunder.

Article III
Guaranty Absolute and Unconditional; Waivers

Section 3.01          Guaranty Absolute and Unconditional; No Waiver of Obligations. Each Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of this Agreement and the other Transaction Documents, regardless of any law, regulation or order of any Governmental Authority now or hereafter in effect. The Obligations of each Guarantor hereunder are independent of the Obligations of any other Note Party under any Transaction Document. A separate action may be brought against each Guarantor to enforce this Agreement, whether or not any action is brought against any other Note Party or whether or not any other Note Party is joined in any such action. The liability of each Guarantor hereunder is irrevocable, continuing, absolute and unconditional and the Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise effected by, and each Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(a)            any illegality or lack of validity or enforceability of any Obligation or any Transaction Document or any related agreement or instrument;

(b)            any change in the time, place or manner of payment of, or in any other term of, the Obligations or any other obligation of any Note Party under any Transaction Document, or any rescission, waiver, amendment or other modification of any Transaction Document or any other agreement, including any increase in the Obligations resulting from any extension of additional credit or otherwise;

(c)            any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Obligations;

(d)            any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(e)            any change, merger, amalgamation, restructuring or termination of the corporate structure, ownership or existence of any Note Party or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or its assets or any resulting release or discharge of any Obligation;

(f)            any failure of any Holder to disclose to any Note Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party now or hereafter known to any Holder; such Guarantor waiving any duty of the Holders to disclose such information;

(g)            the failure of any Person to execute or deliver this Agreement, any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Obligations;

(h)            the failure of any Holder to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Transaction Document or otherwise;

(i)             any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Issuer against any Holder; or

(j)             any other circumstance that may operate as a defense available to, or a legal or equitable discharge of, any Guarantor or other Note Party, including, without limitation, (i) any statute of limitations, (ii) any manner of administering the Extensions of Credit, or (iii) any existence of or reliance on any representation by any Holder that might vary the risk of such Guarantor.

Section 3.02          Waivers and Acknowledgements.

(a)            Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all presently existing and future Obligations.

(b)            Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Agreement and any requirement that any Holder protect, secure or perfect any Lien or insure any Lien or any property subject thereto.

(c)            Each Guarantor hereby unconditionally and irrevocably waives any defense based on any right of set-off or recoupment or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

Article IV
Guarantor Rights of Subrogation, Etc.

Section 4.01          Agreement to Pay; Subrogation, Subordination, Etc.

(a)            Without limiting any other right that the Collateral Agent or any Holder has at law or in equity against each Guarantor, if any Note Party fails to pay any Obligation when and as due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor, jointly and severally, agrees to promptly pay the amount of such unpaid Obligations to the Collateral Agent or the Holders in cash. Upon payment by any Guarantor of any sums to the Collateral Agent or the Holders as provided herein, all of such Guarantor’s rights of subrogation, exoneration, contribution, reimbursement, indemnity or otherwise arising therefrom against the Issuer or any other Note Party shall be subordinate and junior in right of payment to, and postponed until, the prior indefeasible payment in full in cash of all Obligations. In addition, any indebtedness of the Issuer now or hereafter held by each Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any payment shall be paid to any Guarantor in violation of the immediately preceding sentence on account of (i) such subrogation, exoneration, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Issuer, such amount shall be held in trust for the benefit of the Holders, segregated from other funds of such Guarantor, and promptly paid or delivered to the Holders in the same form as so received (with any necessary endorsement or assignment) to be credited against the payment of the Obligations, whether due or to become due, in accordance with the terms of the Transaction Documents or to be held as collateral for any Obligations.

Article V
Representations and Warranties; Covenants

Section 5.01          Representations and Warranties. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Transaction Documents are true and correct. Each Guarantor further represents and warrants that:

(a)            Such Guarantor is a corporation, limited liability company or limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite corporate, limited liability company or limited partnership, power and authority to own and use its properties and assets and to carry on its business as currently conducted. Such Guarantor is duly qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect.

(b)            Such Guarantor has the requisite corporate, limited liability company or limited partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by such Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Guarantor. This Agreement has been duly executed by such Guarantor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(c)            The execution, delivery and performance of this Agreement by such Guarantor and the consummation by such Guarantor of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its organizational documents, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or instrument (evidencing a Issuer or Subsidiary debt or otherwise) to which such Guarantor is a party, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which such Guarantor is subject, or by which any material property or asset of such Guarantor is subject, or by which any property or asset of such Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect. The business of such Guarantor is not being conducted in violation of any law, ordinance or regulation of any Governmental Authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d)            Such Guarantor is not required to obtain any consent, waiver, authorization or order of, give any notice to or make any filing or registration with, any court or other federal, state, local or other Governmental Authority or other Person in connection with the execution, delivery and performance by such Guarantor of this Agreement other than the Required Approvals, to the extent applicable.

(e)            There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(f)             Such Guarantor has, independently and without reliance upon any Holder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Transaction Document to which it is or may become a party, and has established adequate procedures for continually obtaining information pertaining to, and is now and at all times will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Note Party.

Section 5.02          Covenants. Each Guarantor covenants and agrees that, until the Termination Date, such Guarantor will perform and observe all of the terms, covenants and agreements set forth in the Transaction Documents that are required to be, or that the Issuer has agreed to cause to be, performed or observed by such Guarantor.

Article VI
Miscellaneous

Section 6.01          Amendments. No term or provision of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by each Guarantor and the Collateral Agent.

Section 6.02          Indemnification.

(a)            Subject to the provisions of this Section 6.02 and Section 4.9 of the Purchase Agreement, each Guarantor hereby, jointly and severally, agrees to indemnify and hold harmless the Collateral Agent, each Holder and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and documented expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnitee may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by such Guarantor in this Agreement or in the other Transaction Documents to which it is a party or (b) any Action instituted against the Indemnitees in any capacity, or any of them or their respective Affiliates, by any stockholder or creditor of any Note Party or any other Person, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any violations by such Indemnitee of state or federal securities laws or any conduct by such Indemnitee which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any Action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify such Guarantor in writing, and such Guarantor shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnitee shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee except to the extent that (i) the employment thereof has been specifically authorized by the Note Parties in writing, (ii) in such Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of such Guarantor and the position of such Indemnitee or (iii) such Guarantor has failed after a reasonable period of time to assume such defense, in which case such Guarantor shall be responsible for the reasonable, documented fees and expenses of no more than one such separate counsel. No Guarantor will be liable to any Indemnitee under this Agreement for any settlement by a Indemnitee effected without such Guarantor’s prior written consent, which shall not be unreasonably withheld or delayed. The indemnification required by this Section 6.02 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnitee against any Note Party or others and any liabilities any Note Party may be subject to pursuant to law.

(b)            Without prejudice to the survival of any other agreement of a Guarantor under this Agreement or any other Transaction Documents, the agreements and obligations of each Guarantor contained in Section 2.01 (with respect to enforcement expenses), Section 2.02 and this Section shall survive termination of the Transaction Documents and payment in full of the Obligations and all other amounts payable under this Agreement.

Section 6.03          Judgment Currency. Section 5.23 of the Purchase Agreement is incorporated herein and made of part hereof mutatis mutandis.

Section 6.04          Taxes. All payments to be made by a Note Party under this Agreement shall be made without any Tax Deduction (as defined below) unless a Tax Deduction is required by law. A Note Party shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Collateral Agent accordingly. If a Tax Deduction is required by law to be made by a Note Party, the amount of the payment due from such Note Party under this Agreement shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due under this Agreement if no Tax Deduction had been required. If a Note Party is required to make a Tax Deduction, it shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the applicable Note Party shall deliver to the Collateral Agent evidence reasonably satisfactory to the Collateral Agent that the Tax Deduction has been made and that any appropriate payment has been paid to the relevant taxing authority. For greater certainty, (i) this Section 6.04 applies to all payments made under this Agreement, and (ii) a Note Party is obligated to indemnify the Collateral Agent and the Holders pursuant to this Section 6.04 in the event that a Tax Deduction is required in respect of any payment to be made to the Collateral Agent under this Agreement and the company and/or its subsidiaries fail to comply with this Section 6.04. For purposes of this Section 6.04, "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) and "Tax Deduction" means any deduction or withholding for or on account of any Tax

Section 6.05          Notices.

(a)            Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in paragraph (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by facsimile or e-mail as follows:

(i)             If to a Guarantor, c/o Genius Group Limited, 8 Amoy Street, #01-01, Singapore 049950, Attn: Erez Simha erez@geniusgroup.net,

(ii)            If to the Collateral Agent, to it at its address (or facsimile number) set forth in the Securities Purchase Agreement.

(iii)           If to a Holder, to it at its address (or facsimile number) set forth in the Securities Purchase Agreement.

Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by facsimile or e-mail during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next Business Day).

(b)           Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

Section 6.06          Continuing Guaranty; Assignments Under the Note. This Agreement is a continuing guaranty and shall (i) remain in full force and effect until the payment in full in cash of the Obligations and all other amounts payable under this Agreement and the other Transaction Documents (the “Termination Date”), (ii) be binding on each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Collateral Agent and the Holders and their respective successors and assigns. Any Holder may assign or otherwise transfer all or any portion of its rights and obligations under the Note to any other Person in accordance with the terms of the Note, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise. No Guarantor shall have the right to assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Collateral Agent. Notwithstanding the foregoing, any Guarantor shall automatically be released from its obligations under this Agreement and the other Transaction Documents upon the consummation of any transaction not prohibited by the Transaction Documents as a result of which such Guarantor ceases to be a direct or indirect Subsidiary of Issuer.

Section 6.07          Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Transaction Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof that together bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.08          Governing Law; Jurisdiction; Etc.

(a)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(b)            Submission to Jurisdiction.

Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents). Nothing contained herein shall be deemed or operate to preclude the Collateral Agent from bringing suit or taking other legal action against a Note Party in any other jurisdiction to collect on such Note Party’s obligations hereunder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Collateral Agent.

(c)            Waiver of Venue. Each party hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding.

(d)            Service of Process. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 6.09          Waiver of Jury Trial. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 6.10          Joint and Several Obligations. Each Guarantor agrees that the obligations of the “Guarantors” hereunder and under the other Transaction Documents are joint and several obligations of each of the Guarantors. Each Guarantor further specifically agrees that it shall not be necessary or required, and that no Guarantor shall be entitled to require, before or as a condition precedent to the enforcement of the obligations of such Guarantor hereunder or under the other Transaction Documents, that Collateral Agent or any Holder or any other Person: (a) make any effort to enforce the payment or performance by any other Guarantor of any of its obligations under this Agreement or the other Transaction Documents, or (b) foreclose against or seek to realize upon collateral security or other credit support, if any, now or hereafter existing, for the Obligations or any obligations of any of the Guarantors under this Agreement or the other Transaction Documents, or (c) file suit or proceed to obtain or assert a claim for personal judgment against any other Guarantor or any other Person liable for payment or performance of any of the Obligations or of any of the obligations of any of the Guarantors under this Agreement or the other Transaction Documents, or (d) exercise or assert any other right or remedy to which Collateral Agent, the Holders or any other person is or may be entitled in connection with this Agreement or the other Transaction Documents, the Obligations, or any security or other guaranty therefor, or (e) assert of file any claim against the assets of the other Guarantor, or any other person liable for the Obligations or any of the obligations of any of the Guarantors under this Agreement or the other Transaction Documents, or any part thereof. Each Guarantor hereby unconditionally waives any requirement that, as a condition precedent to the enforcement of the obligations of such Guarantor hereunder or under the other Transaction Documents, the other Guarantors, the Collateral Agent, the Collateral Agent or any Holder be joined as parties to any proceedings for the enforcement of any provision of this Agreement or the other Transaction Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

UNIVERSITY OF ANTELOPE VALLEY, INC., a California corporation, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Property Investors Network Ltd., a United Kingdom private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Mastermind Principles Limited, a United Kingdom private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

E-Squared Education Enterprises (Pty) Ltd, a South African private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Signature Page to Subsidiary Guaranty

Wealth Dynamics Pte Ltd, a Singapore private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Entrepreneur Resorts Limited, a Seychelles public listed company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

GENIUSU Ltd, a Singapore private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Entrepreneur Resorts PTE Limited, a Singapore private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

PT. BALI XL VISION VILLA, an Indonesian company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Signature Page to Subsidiary Guaranty

TAU GAME Lodge (PTY) LTD, a a South African private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

MALTA GAME LODGE (PTY) LTD, a a South African private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Education Angels in Home Childcare Limited, a New Zealand private limited company

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

GENIUS GROUP USA INC., a Delaware corporation, as a Guarantor

By:	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

GENIUS Central singapore pte ltd., a Singapore private limited company, a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Signature Page to Subsidiary Guaranty

Talent dynamics pathway pty ltd, a United Kingdom private limited company, as a Guarantor

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	CEO

Signature Page to Subsidiary Guaranty

AGREED AND ACCEPTED:

Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B
as Collateral Agent

By	/s/ Waqas Khatri
Name: Waqas Khatri
Title: Director

Signature Page to Subsidiary Guaranty